COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

15. COMMITMENTS AND CONTINGENCIES

Operating Leases.  We and Summit Investments lease certain office space to support our operations.  We have determined that our leases are operating leases. We recognize total rent expense incurred or allocated to us in general and administrative expenses. Rent expense related to operating leases, including rent expense incurred on our behalf and allocated to us, was as follows:

	Year ended December 31,
	2016	2015	2014
	(In thousands)
Rent expense	$2,861	$2,395	$1,881

We lease office space and equipment under agreements that expire in various years through 2021. Future minimum lease payments due under noncancelable operating leases at December 31, 2016, were as follows (in thousands):

2017	$3,512
2018	3,178
2019	2,520
2020	442
2021	34
Thereafter	—
Total future minimum lease payments	$9,686

Legal Proceedings. The Partnership is involved in various litigation and administrative proceedings arising in the normal course of business. In the opinion of management, any liabilities that may result from these claims or those arising in the normal course of business would not individually or in the aggregate have a material adverse effect on the Partnership's financial position or results of operations.

Environmental Matters. Although we believe that we are in material compliance with applicable environmental regulations, the risk of environmental remediation costs and liabilities are inherent in pipeline ownership and operation. Furthermore, we can provide no assurances that significant environmental remediation costs and liabilities will not be incurred by the Partnership in the future. We are currently not aware of any material contingent liabilities that exist with respect to environmental matters, except as noted below.

In January 2015, Summit Investments learned of the rupture of a four-inch produced water gathering pipeline on the Meadowlark Midstream system near Williston, North Dakota. The rupture resulted in the release of some of the produced water in the pipeline.  Based on Summit Investments' investigation and then-available information, it accounted for the rupture as a 2014 event.

Summit Investments took action to minimize the impact of the rupture on affected landowners, control any environmental impact, help ensure containment and clean up the affected area.  The incident, which was covered by Summit Investments' insurance policies, was subject to maximum coverage of $25.0 million from its pollution liability insurance policy and $200.0 million from its property and business interruption insurance policy.  Summit Investments exhausted the $25.0 million pollution liability policy in 2015.  We submitted property and business interruption claim requests to the insurers and reached a settlement in January 2017.  In connection therewith, we recognized $2.6 million of business interruption recoveries and $0.4 million of property recoveries.

A rollforward of the aggregate accrued environmental remediation liabilities follows.

Total
(In thousands)
Accrued environmental remediation, January 1, 2015	$30,000
Payments made by affiliates	(13,136)
Payments made with proceeds from insurance policies	(25,000)
Additional accruals	21,800
Accrued environmental remediation, December 31, 2015	13,664
Payments made, including those by affiliates	(4,211)
Accrued environmental remediation, December 31, 2016	$9,453

As of December 31, 2016, we have recognized (i) a current liability for remediation effort expenditures expected to be incurred within the next 12 months and (ii) a noncurrent liability for estimated remediation expenditures and fines expected to be incurred subsequent to December 31, 2017.  Each of these amounts represent our best estimate for costs expected to be incurred. Neither of these amounts has been discounted to its present value.

The U.S. Department of Justice has issued subpoenas to Summit Investments, Meadowlark Midstream, the Partnership and our General Partner requesting certain materials related to the rupture.  We cannot predict the ultimate outcome of this matter with certainty for Summit Investments or Meadowlark Midstream, especially as it relates to any material liability as a result of any governmental proceeding related to the incident.  SMLP and its General Partner did not have any management or operational control over, or ownership interest in, Meadowlark Midstream or the produced water disposal pipeline prior to the 2016 Drop Down. Furthermore, the Contribution Agreement executed in connection with the 2016 Drop Down contains customary representations and warranties and Summit Investments has agreed to indemnify the Partnership with respect to certain losses, including losses related to the rupture.  As a result, we believe at this time that it is unlikely that SMLP or its General Partner will be subject to any material liability as a result of any governmental proceeding related to the rupture.

In June 2015, Summit Investments and Meadowlark Midstream received a complaint from the North Dakota Industrial Commission seeking approximately $2.5 million in fines and other fees related to the rupture.  Meadowlark Midstream has accrued its best estimate of the amount to be paid for such fines and other fees and intends to vigorously defend this complaint.